Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
               PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


      In connection with the Report of Travelstar, Inc. (the "Company") on Form 10-QSB for the for the three months and quarter ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Katherine West, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Katherine West
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Katherine West
Chief Financial Officer
May 20, 2008